SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2002

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(310) 725-5000

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
SIGNATURES

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

     (a)  Financial Statements of Business Acquired. The financial statements of First Fidelity Bancorp, Inc., which was acquired by the registrant on August 23, 2002, are being omitted from the filing pursuant to General Instruction B.3 to Form 8-K, as the financial statements are substantially the same as the financial statements previously filed with registrant’s Registration Statement on Form S-4 (Registration No. 333-89776), declared effective on June 18, 2002.

     (b)  Pro Forma Financial Information. Pro forma financial information is being omitted from the filing pursuant to General Instruction B.3, as the pro forma financial information is substantially the same as the financial information previously filed with registrant’s Registration Statement on Form S-4 (Registration No. 333-89776), declared effective on June 18, 2002.

     (c)  Exhibits

            Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

By:	/s/ David Rosenthal

David Rosenthal Executive Vice President and Chief Financial Officer

Date: November 5, 2002